UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      November 3, 2008

SUNSHINE FINANCIAL, INC.
(Exact name of Registrant as specified in its Charter)

United States	333-151131	30-0484296
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1400 East Park Avenue, Tallahassee, Florida	32301
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (850) 219-7200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS.

         Sunshine Financial, Inc., the proposed holding company for Sunshine Savings Bank, today announced that it received approval from the Office of Thrift Supervision, its primary federal regulator, to extend its stock offering period until January 29, 2009.  In connection with the extension, Sunshine Financial is seeking a reduction in the offering range of its common stock, which is subject to the Office of Thrift Supervision's prior approval.

The forgoing description is qualified in its entirety by reference to the press release, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

        (d)   Exhibits

99.1     Press Release dated November 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNSHINE FINANCIAL, INC. (IN FORMATION)

Date: November 3, 2008	By:	/s/ Louis O. Davis
Louis O. Davis, Jr. President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 3, 2008